Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Security Agreement”) is dated as of November 19, 2008 by and among Manhattan Pharmaceuticals, Inc., a Delaware corporation (the “Company” or the “Debtor”) and each of the persons named on Exhibit A-1 and Exhibit A-2 of the SPA (as hereinafter defined) (each a “Secured Party” and, collectively, the “Secured Parties”).

WITNESSETH

WHEREAS, pursuant to the Securities Purchase Agreement of even date herewith, as may be amended or supplemented from time to time (the “SPA”), the Debtor is selling to the Secured Parties up to $3,500,000 aggregate principal amount of units (the “Units”), each Unit consisting of (i) a $5,000 aggregate principal amount senior secured promissory note (each a “Note,” and, collectively, the “Notes”) of the Company and (ii) a warrant (the “Warrants”) to purchase up to 166,667 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”); and

WHEREAS, Debtor has agreed, pursuant to the terms and conditions of the SPA, to secure the repayment of the Notes, as more specifically provided herein;

NOW, THEREFORE, in consideration of the foregoing, Debtor and the Secured Parties agree as follows:

SECTION 1. Definitions.

1.1 Certain Defined Terms. The following terms, as used herein, have the meanings set forth below:

“Accounts” means all “accounts” (as defined in the UCC) now owned or hereafter created or acquired by Debtor including all of the following now owned or hereafter created or acquired by Debtor: (a) accounts receivable, contracts, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to Debtor arising from the sale, lease or exchange of goods or other property or the performance of services; (b) Debtor’s rights in, to and under all purchase orders for goods, services or other property; (c) Debtor’s rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers’ rights of rescission, repletion, reclamation and rights to stoppage in transit); (d) monies due to or to become due to Debtor under all contracts for the sale, lease or exchange of goods or other property or the performance of services (whether or not yet earned by performance on the part of Debtor); and (e) Proceeds of any of the foregoing and all collateral security and guaranties of any kind given by any Person with respect to any of the foregoing.

“Collateral” has the meaning assigned to that term in Section 2.

“Collateral Agent” has the meaning assigned to that term in Section 10.

“Computer Software” or “Software” means a computer program and any supporting information provided in connection with a transaction relating to the program.

“Contracts” means all contracts and agreements (as defined in the UCC).

“Debtor” has the meaning assigned to that term in the introduction to this Security Agreement.

“Default Agreement” means the Default Agreement by and among the Company, the Collateral Agent and the persons listed on Schedule A thereto.

“Documents” means all “documents” (as defined in the UCC) or other receipts covering, evidencing or representing goods now owned or hereafter acquired by Debtor.

“Equipment” means all “equipment” (as defined in the UCC) now owned or hereafter acquired by Debtor including all machinery, motor vehicles, trucks, trailers, vessels, aircraft and rolling stock and all parts thereof and all additions and accessions thereto and replacements therefor.

“Event of Default” has the meaning assigned to that term in Section 8(a).

“Fixtures” means all of the following now owned or hereafter acquired by Debtor: plant fixtures; business fixtures; other fixtures and storage office facilities, wherever located; and all additions and accessions thereto and replacements therefor.

“General Intangibles” means all “general intangibles” (as defined in the UCC) now owned or hereafter acquired by Debtor including all right, title and interest of Debtor in and to: (a) all Software of the Debtor, including all source code and object code thereto; (b) all agreements, leases, licenses and contracts to which Debtor is or may become a party; (c) all obligations or indebtedness owing to Debtor (other than Accounts) from whatever source arising; (d) all tax refunds; (e) intellectual property; and (f) all trade secrets and other confidential information of the Debtor relating to the business of Debtor.

“Instruments” means all “instruments” “chattel paper” or “letters of credit” (each as defined in the UCC) including promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by Debtor.

“Inventory” means all “inventory” (as defined in the UCC), now owned or hereafter acquired by Debtor, wherever located including finished goods, raw materials, work in process and other materials and supplies (including packaging and shipping materials) used or consumed in the manufacture or production thereof and goods which are returned to or repossessed by Debtor.

“Note” has the meaning assigned to that term in the introduction to this Security Agreement.

“Partnership Agreement” means the Limited Partnership Agreement between Nordic Biotech Venture Fund II K/S, the Company and Hedrin Pharmaceuticals General Partner ApS regarding Hedrin Pharmaceuticals K/S.

“Placement Agent” means [●].

“Proceeds” means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including all claims of Debtor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

“Required Lenders” means Secured Parties holding a majority of the then outstanding principal amount of the Notes.

“Secured Obligations” has the meaning assigned to that term in Section 3.

“Security Agreement” means this Security Agreement as it may be amended, supplemented or otherwise modified from time to time.

“Security Interests” means the security interest granted pursuant to Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Security Agreement.

“Shareholders’ Agreement” means the Shareholders’ Agreement between Nordic Biotech Venture Fund II K/S and the Company.

“UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of New York, as amended from time to time, and any successor statute; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, “UCC” shall also mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provision hereof relating to such perfection or effect of perfection or non-perfection.

1.2 Other Definition Provisions. References to “Sections” “subsections,” “Exhibits” and “Schedules” shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Security Agreement unless otherwise specifically provided. References to the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation;” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

SECTION 2. Grant of Security Interest.

In order to secure the payment and performance of the Secured Obligations in accordance with the terms thereof, except as otherwise specifically provided in this Security Agreement, the Debtor hereby grants to the Secured Parties a continuing first priority security interest and lien in and to all right, title and interest of Debtor in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the “Collateral”).

(a) Accounts;

(b) Inventory;

(c) Computer Software;

(d) General Intangibles;

(e) Documents;

(f) Instruments;

(g) Equipment;

(h) Fixtures;

(i) Contracts;

(j) All deposit accounts of Debtor maintained with any bank or financial institution;

(k) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in subparts (a) - (j) above or are otherwise necessary or helpful in the collection thereof or realization thereon;

(l) any and all other assets of the Debtor, whether currently held or hereafter acquired; and

(m) Proceeds of all or any of the property described in subparts (a) - (l) above.

Notwithstanding anything herein to the contrary, neither the term “Collateral” nor any other defined term used herein (including “Instruments,” “Documents” or “General Intangibles”) shall include, and no security interest is created or granted hereunder in, Debtor’s interest in (1) Debtor’s joint venture with Nordic Biotech Venture Fund K/S, created pursuant to a Joint Venture Agreement, dated as of January 31, 2008, as amended (the “Joint Venture Agreement”), including, without limitation, (i) Debtor’s limited partnership interest in Hedrin Pharmaceuticals K/S, a Danish limited partnership (the “Partnership”) and Debtor’s shares of the Partnership and (ii) Debtor’s interest in Hedrin Pharmaceuticals General Partner ApS and its shares therein, or in any of the agreements relating thereto, including, without limitation, the Joint Venture Agreement and the Partnership Agreement and Shareholders’ Agreement referred to therein (2) the rent deposit held by Metropolitan 810 7th Avenue LLC pursuant to a lease for office space, (3) a refund of a prepayment in the amount of $10,000 from Dow Pharmaceutical Sciences, Inc. or (4) Debtor’s tax refund for the 2007 tax year from the State of New York and City of New York.

Notwithstanding Debtor’s grant of a security interest as set forth above, so long as no Event of Default has occurred and is continuing, Debtor shall have the exclusive, non-transferable right and license to use the Collateral and the exclusive right to sell, transfer, convey, rent, lease, and grant to third parties licenses and sublicenses with respect to the Collateral, provided that any such sale, transfer, conveyance, rental, lease, license or sublicense is effected in the Debtor’s ordinary course of business. In the event that the Debtor sells any of its inventory in the ordinary course of business, such shall be transferred without any liens under the terms of this Security Agreement. The parties acknowledge and agree that any security interest granted by Debtor to the Secured Parties with respect to the Debtor’s rights under any franchise, license or similar agreements are granted in accordance with Section 9-408 of Revised Article 9 of the Uniform Commercial Code as in effect in the State of New York and are subject to all limitations on enforcement and other restrictions contained therein. Further, the parties acknowledge and agree that any attempt by the borrower to waive the limitations on enforcement and other restrictions imposed on the Secured Parties by Section 9-408 of Revised Article 9 of the Uniform Commercial Code are void and deemed unless those limitations or restrictions are explicitly waived in writing by all parties to the affected agreement.

SECTION 3. Security for Obligations.

This Security Agreement secures the payment and performance of all obligations of Debtor to the Secured Parties with respect to the Notes, including any and all accrued (and accruing) but unpaid interest on all such indebtedness (all such debts, obligations and liabilities of Debtor being collectively called the “Secured Obligations”).

SECTION 4. Debtor Remains Liable.

Anything herein to the contrary notwithstanding: (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed; (b) the exercise by the Secured Parties of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) the Secured Parties shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Secured Parties be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 5. Representations and Warranties. Debtor represents and warrants as follows:

5.1. Binding Obligation; Authorization. This Security Agreement and the Notes are legally valid and binding obligations of Debtor, enforceable against it in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally. The execution, delivery and performance of this Security Agreement and the Notes by the Debtor has been duly approved by the Board of Directors of the Debtor and all other actions required to authorize and effect the granting of the Security Interests and the issuance of the Notes have been duly taken and approved by the Debtor.

5.2. Location of Equipment and Inventory. All of the Equipment and Inventory is located at the places specified on Schedule I.

5.3. Ownership of Collateral. Debtor owns the Collateral free and clear of any liens, security interests, charges or other encumbrances (collectively, “Liens”). No financing statement or other form of Lien notice covering all or any part of the Collateral is on file in any recording office, except for those in favor of the Secured Parties.

5.4. Office Locations; Fictitious Names. The chief place of business, the chief executive office and the office where Debtor keeps its books and records are located at the places specified on Schedule I.

5.5. Deposit and Security Accounts. Set forth on Schedule II hereto are all of Debtor’s deposit accounts maintained with any bank or financial intermediary including, with respect to each such account, the names and addresses and telephone numbers of such banks or financial intermediaries, the names in which the accounts are held, a description of the purpose of the account and the respective account numbers.

5.6. Perfection. This Security Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations. Upon the filing of the appropriate financing statements on Form UCC-1, this Security Agreement shall create a perfected security interest in all items of Collateral for which the security interest created by this Security Agreement may be perfected by filing a Form UCC-1 under the UCC. All filings and other actions necessary or desirable to perfect and protect such security interest will be taken immediately by the Debtor as provided in Section 6.1 or as may be requested by the Collateral Agent; provided, nothing herein constitutes a representation as to actions that must be taken, if any, to perfect a security interest in any item of Equipment, the ownership of which is evidenced by a certificate of title.

5.7. Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (a) for the grant by Debtor of the Security Interests granted hereby or for the execution, delivery or performance of this Security Agreement and/or the Notes by Debtor or (b) for the perfection of or the exercise by the Secured Parties of their rights and remedies hereunder except (i) for the filing under the Code of financing statements on Form UCC-1, (ii) for the filing in the United States Patent and Trademark Office of (1) patent collateral assignments and (2) the trademark security agreements with respect to Debtor’s patents and trademarks (and applications therefore) and (iii) as may be required in connection with the sale of any Collateral by laws affecting the offering and sale of securities generally.

5.8. Accurate Information. All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of Debtor with respect to the Collateral is and will be accurate and complete in all material respects.

SECTION 6. Further Assurances; Covenants.

6.1. Other Documents and Actions. Debtor will, from time to time, at its expense, immediately execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtor will: (a) on the date of the First Closing (as defined in the SPA), execute and file such financing statements on Form UCC-1 and such other instruments or notices as may be necessary or desirable in order to perfect (to the extent that such security interests may be perfected by filing a Form UCC-1 under the UCC) and preserve the security interests granted or purported to be granted hereby; (b) immediately upon request of the Collateral Agent, execute and file such other financing statements or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby (in such jurisdictions and with such officers as the Collateral Agent may request); (b) upon demand by the Collateral Agent exhibit the Collateral to allow inspection of the Collateral by the Collateral Agent or persons designated by the Collateral Agent; and (c) upon the Collateral Agents’ request, appear in and defend any action or proceeding that may affect Debtor’s title to or the Secured Parties’ security interest in the Collateral.

6.2. Business Locations. Debtor will keep the Collateral at the locations specified on Schedule I & Schedule II hereto.

6.3. Insurance. At its sole expense, the Debtor shall insure the Collateral at all times for the full insurable value thereof against casualty and theft and against such other risks, in such form and with such insurers, as may be satisfactory to the Collateral Agent from time to time. In addition, each such policy shall (i) name the Secured Parties as mortgagees and loss payees as their interest may appear and name the Secured Parties as additional insureds relating to liability risks, (ii) provide that no act of omission or commission or misrepresentation or breach of warranty by the Debtor shall affect the Secured Parties’ rights thereunder, (iii) provide that the Secured Parties shall not be liable for any premiums or other amounts and (iv) upon the agreement of the insurer, at the Debtor’s request, provide that the insurer shall give the Collateral Agent, on behalf of the Secured Parties not less than twenty (20) days’ prior written notice of cancellation or lapse. If the Debtor shall fail at any time to maintain such insurance, the Required Lenders may direct the Collateral Agent to obtain such insurance coverage, at the cost of the Required Lenders and the Debtor agrees to reimburse the Required Lenders therefor on demand with interest thereon at the rate specified in the Notes. The Debtor shall notify the Collateral Agent, on behalf of the Secured Parties promptly if any loss or casualty relating to the Collateral occurs.

6.4. Taxes and Claims. Debtor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral (including claims for labor, materials and supplies), except to the extent the validity thereof is being contested in good faith.

6.5. Use of Collateral. Debtor will not use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering any of the Collateral.

6.6. Condition of Collateral. The Debtor shall maintain the Collateral in good condition and operate the Collateral with reasonable care and caution and the Debtor hereby indemnifies and holds the Secured Parties harmless from any and all loss, damage and liability suffered, incurred or asserted by or against the Secured Parties as a result of the use and operation of the Collateral.

6.7. Records Relating to Collateral. The Debtor will keep its records concerning the Collateral at its address designated on Schedule I hereof or at such other place or places of which the Secured Parties shall have been notified in writing upon no less than ten (10) days’ advance written notice. The Debtor (a) will hold and preserve such records and will permit representatives of the Secured Parties at any time during normal business hours without disrupting the Debtor’s business to examine, inspect and to make abstracts from such records and (b) will furnish to the Secured Parties such information and reports regarding the Collateral as the Secured Parties may from time to time request.

6.8. Other Information. Debtor will, promptly upon request of the Secured Parties, provide to the Secured Parties all information and evidence they may reasonably request concerning the Collateral, and in particular the Accounts, to enable the Secured Parties to enforce the provisions of this Security Agreement.

SECTION 7. Transfers and Other Liens.

(a)     Except in the ordinary course of business, Debtor shall not:

(i) Sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral; or

(ii) Create or suffer to exist any Liens with respect to any of the Collateral to secure indebtedness of any Person except for (1) the Security Interests created by this Security Agreement, (2) any Liens and/or security interests existing prior to the date of this Security Agreement; (3) any security interests that are junior and subordinate to the Security Interests created by this Security Agreement, and (4) any purchase money security interests required in connection with Debtor’s purchase or lease of Equipment.

(b)     In the event that Debtor sells at least $1,000,000 of Units but less than $2,000,000 of Units, Debtor shall not: (i) other than pursuant to the Default Agreement, and subject to the Joint Venture Agreement, Partnership Agreement and Shareholders’ Agreement, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to (1) the Joint Venture Agreement, (2) Debtor’s limited partnership interest in the Partnership or (3) Debtor’s shares of the Partnership or (4) Debtor’s interest in Hedrin Pharmaceuticals General Partner ApS (collectively, the “Joint Venture Assets”) or (ii) create or suffer to exist any Liens with respect to any of the Joint Venture Assets; except that Debtor shall be permitted to sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to the percentage of the Joint Venture Assets determined by subtracting (x) the quotient obtained by dividing the dollar amount of Units sold by $2,000,000, from (y) one (1).

(c)     In the event that Debtor sells at least $2,000,000 of Units, Debtor shall not: (i) other than pursuant to the Default Agreement, and subject to the Joint Venture Agreement, Partnership Agreement and Shareholders’ Agreement, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to the Joint Venture Assets or (ii) create or suffer to exist any Liens with respect to any of the Joint Venture Assets.

SECTION 8. Events of Default; Remedies

(a)     An “Event of Default” under this Security Agreement shall mean any Event of Default as that term is defined in the Notes.

(b)    If any Event of Default shall have occurred and be continuing, the Collateral Agent, on behalf of all Secured Parties, may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to them, all the right and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (a) require Debtor to, and Debtor hereby agrees that it will, at its expense and upon request of the Collateral Agent, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent, on behalf of all Secured Parties, at a place to be designated by the Collateral Agent which is reasonably convenient to the Debtor; (b) without notice or demand or legal process, enter upon any premises of Debtor and take possession of the Collateral; and (c) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by law, at least two (2) days’ notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, the Collateral Agent, on behalf of all Secured Parties, may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of the Secured Parties. The Secured Parties shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent, on behalf of all Secured Parties, may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted. All cash proceeds received by the Secured Parties resulting from the disposition of or collection from the Collateral may be held by the Secured Parties as collateral for the Secured Obligations and/or then or at any time thereafter applied in payment of all or any of the Secured Obligations in such order as the Collateral Agent, on behalf of all Secured Parties, shall elect. The balance of such cash proceeds held by the Secured Parties and remaining after payment in full of the Secured Obligations shall be paid over to the Debtor or to the person who may be lawfully entitled to such balance. The remedies provided in this Security Agreement are cumulative and not exclusive of any other remedies provided by law including, without limitation, any rights of setoff available to the Secured Parties.

SECTION 9. Limitation on Duty of the Secured Parties with Respect to Collateral.

Beyond the safe custody thereof, the Secured Parties shall have no duty with respect to any Collateral in their possession or control (or in the possession or control of the Secured Parties or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Parties shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if the Collateral is accorded treatment substantially equal to that which they accord their own property. The Secured Parties shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent, on behalf of the Secured Parties, in good faith.

SECTION 10. Appointment of Collateral Agent for Secured Parties

(a) Each of the Secured Parties hereby agrees that at any time and from time to time, the Placement Agent shall have the right, but not the obligation, to appoint a collateral agent (the “Collateral Agent”) to act for and on behalf of all Secured Parties as collateral agent under this Security Agreement and the Default Agreement. If the Placement Agent has not appointed a Collateral Agent within ten (10) business days after the occurrence of an Event of Default, then the Secured Party holding the largest principal amount outstanding of Notes (the “Largest Holder”) shall have ten (10) business days to appoint a Collateral Agent. If the Largest Holder has not appointed a Collateral Agent within such ten (10) business day period, then the Secured Party holding the next largest principal amount outstanding of Notes (the “Next Largest Holder”) shall have ten (10) business days to a Collateral Agent. In the event that the Next Largest Holder has not appointed a Collateral Agent within such ten (10) business day period, then the Required Lenders may appoint a Collateral Agent.

(b) Failure to Appoint a Collateral Agent. In the event that a Collateral Agent has not been appointed, as required herein, then references to the Collateral Agent in this Security Agreement shall be deemed to mean the Required Lenders and the Required Lenders shall have the right to take all actions which the Collateral Agent is entitled to take.

(c) Notice of Appointment. Upon the appointment of a Collateral Agent pursuant hereto, the party appointing such Collateral Agent shall provide written notice to each of the Secured Parties, the Company and the Placement Agent of the appointment of the Collateral Agent and the terms pursuant to which such Collateral Agent has agreed to serve as Collateral Agent.

(d) Exculpation. Notwithstanding anything to the contrary provided herein or elsewhere, each of the Secured Parties and the Company hereby expressly acknowledge and agree that neither the Placement Agent nor any Collateral Agent shall be liable for any action taken, suffered or omitted by it in connection with, arising out of and/or pursuant to the Security Agreement or Default Agreement, except for actions determined by a court of competent jurisdiction following the exhaustion of all appeals that such action was directly based upon the Placement Agent’s or Collateral Agent’s own bad faith or willful misconduct.

(e) Indemnification. The Company and each Secured Party jointly and severally agree to indemnify and hold harmless to the fullest extent permitted by law, the Placement Agent and any Collateral Agent, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against Placement Agent and/or any Collateral Agent in any way relating to or arising out of this Security Agreement or the Default Agreement or any action taken or omitted to be taken by Placement Agent and/or any Collateral Agent in connection therewith; provided, that no Secured Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Placement Agent’s and/or any Collateral Agent’s actions determined by a court of competent jurisdiction following the exhaustion of all appeals that such action was directly based upon the Placement Agent’s or Collateral Agent’s own bad faith willful misconduct.

SECTION 11. Collateral Agent Appointed Attorney-In-Fact.

Debtor hereby irrevocably appoints the Collateral Agent, if and when a Collateral Agent is appointed (and if not appointed, the Required Lenders), as Debtor’s attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor to take any action and to execute any instrument that the Collateral Agent may deem necessary and/or advisable under this Security Agreement and the Default Agreement, as applicable, as follows:

(a) to obtain and adjust insurance required to be paid to the Secured Parties if Debtor has not done so in the ordinary course of its business;

(b) to ask, demand, collect, sue for, recover, compound, receive and give receipts for moneys due and to become due under or in respect of any of the Collateral upon the occurrence of an Event of Default;

(c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (a) and (b) above upon the occurrence of an Event of Default;

(d) to file any claims or take any action or institute any proceedings that the Secured Parties may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Parties with respect to any of the Collateral if Debtor has not done so in the ordinary course of its business;

(e) to pay or discharge taxes or liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, and such payments made by the Secured Parties to become obligations of Debtor to the Secured Parties, due and payable immediately without demand if Debtor has not done so in the ordinary course of its business;

(f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral upon the occurrence of an Event of Default;

(g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Parties were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and Debtor’s expense, at any time or from time to time, all acts and things that the Collateral Agent’s deem necessary to protect, preserve or realize on the Collateral upon the occurrence of an Event of Default; and

(h) to accomplish the purposes of this Security Agreement if Debtor has not done so in the ordinary course of its business.

Neither the Secured Parties nor any person designated by the Secured Parties shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as this Security Agreement shall remain in force.

SECTION 12. Expenses.

Debtor shall pay all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of perfecting, and maintaining the Security Interest, any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If Debtor fails to promptly pay any portion of the above expenses when due or to perform any other obligation of Debtor under this Security Agreement, the Secured Parties may, at the option of the Required Lenders, but shall not be required to, pay or perform the same and charge Debtor’s account for all costs and expenses incurred therefor, and Debtor agrees to reimburse the Secured Parties therefor on demand. All sums so paid or incurred by the Secured Parties (at the option of the Required Lenders) for any of the foregoing, any and all other sums for which Debtor may become liable hereunder and all costs and expenses (including reasonable and documented attorneys’ fees, legal expenses and court costs) incurred by the Secured Parties in enforcing or protecting the Security Interests or any of their rights or remedies under this Security Agreement, the SPA, or the Notes shall be payable on demand, shall constitute Secured Obligations and shall be secured by the Collateral.

SECTION 13. Termination of Security Interests; Release of Collateral.

Upon payment in full of all Secured Obligations, including the aggregate principal amount of the Notes, including all Interest (as defined in the Notes), the Security Interests shall immediately terminate and all rights to the Collateral shall revert to Debtor automatically and without the need for further action to be taken on the part of the Debtor or the Secured Parties. Upon such termination of the Security Interests or release of any Collateral, the Secured Parties will, at the expense of Debtor, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be; provided that, any such documents may be executed and delivered by the Collateral Agent on behalf of all the Secured Parties.

SECTION 14. Notices.

All notices, requests, demands and other communications provided for hereunder shall be in writing and directed to the applicable party at the addresses set forth below, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 14:

The Company:

Manhattan Pharmaceuticals, Inc.
48 Wall Street, Suite 1100
New York, NY 10005
Facsimile: (212) 582-3957
Attention: Doug Abel
Chief Executive Officer

With a copy to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068-1791
Facsimile: (973) 597-2445
Attention: Anthony Pergola, Esq.

The Secured Parties:

As per the contact information provided on the signature page hereof.

All such notices, requests, demands and other communication shall be deemed given upon the earlier to occur of (i) the third (3rd) day following deposit thereof with the United States Postal Service for mailing via certified or registered mail, return receipt requested, or (ii) the actual receipt by the party to whom such notice is directed.

SECTION 15. Waivers, Non-Exclusive Remedies.

No failure on the part of the Secured Parties to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Notes or this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Parties of any right under the Notes or this Security Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Security Agreement and/or the Notes are cumulative and are not exclusive of any other remedies provided by law.

SECTION 16. Successors and Assigns.

This Security Agreement is for the benefit of the Secured Parties and each of their respective successors and assigns, and in no event shall the Debtor without the prior express written consent of the Collateral Agent, on behalf of all Secured Parties, assign all or any portion of the Secured Obligations, the rights hereunder, or the Notes. This Security Agreement shall be binding on Debtor and its successors and all permitted assigns.

SECTION 17. Severability.

If any provisions hereof are invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Parties.

SECTION 18. Changes in Writing.

None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Debtor, the Collateral Agent and the Required Lenders (which waiver, amendment, supplement or modification shall be binding on all Secured Parties).

SECTION 19. Governing Law; Venue; Waiver Of Jury Trial.

This Security Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to, arising out of or under this Security Agreement, shall be brought solely and exclusively in a federal or state court located in the City, County and State of New York. By their execution hereof, the parties hereby expressly covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding (including, but not limited to, any motions made), the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements. The Company and the Secured Parties hereby waive all rights to a trial by jury.

SECTION 20. Distributions.

Unless otherwise specifically provided herein, whenever the Secured Parties are entitled to the distribution of monies, Collateral or any other property, pursuant to the terms of this Security Agreement, such monies, Collateral and/or other property shall be distributed to the Secured Parties, on a pro-rata basis, based on the outstanding principal amounts under the Notes.

SECTION 21. Headings.

Section and subsection headings in this Security Agreement are included herein for convenience of reference only and shall not constitute a part of this Security Agreement for any other purpose or be given any substantive effect.

Signature Page Follows

IN WITNESS WHEREOF, the undersigned have executed this Security Agreement as of the day and year first above written.

DEBTOR:

MANHATTAN PHARMACEUTICALS, INC.

By:	/s/ Michael McGuinness
Name: Michael McGuinness
Title: Chief Financial Officer

SECURED PARTIES:

The Secured Parties executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Security Agreement and agreed to the terms hereof.

ANNEX A

Investor Counterpart Signature Page

The undersigned, desiring to enter into this Security Agreement dated as of November 19, 2008 (the “Security Agreement”), between the undersigned, Manhattan Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned, hereby agrees that execution by the Investor of this Investor Counterpart Signature Page shall constitute an agreement to join the Security Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions of the Security Agreement.

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Neel B. Ackerman
Signature:	Signature: /s/ Neel B. Ackerman
Date:	Date: October 27, 2008
Print Name:	Co-Investor Print Name: Martha N. Ackerman
Title:	Co-Investor Signature: /s/ Martha N. Ackerman
Date: October 27, 2008

IF AN ENTITY:		IF AN INDIVIDUAL:

Print Name of Entity:	Stephen M. Burnich Revocable Trust u/a 10/08/04	Print Name:
Signature: /s/ Stephen M. Burnich		Signature:
Date: October 29, 2008		Date:
Print Name: Stephen M. Burnich		Co-Investor Print Name:
Title:Trustee		Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Ennio De Pianto
Signature:	Signature: /s/ Ennio De Pianto
Date:	Date: October 29, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Matthew Ernst
Signature:	Signature: /s/ Matthew Ernst
Date:	Date: October 29, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: John M. Goodman Living Trust	Print Name:
Signature: /s/ John M. Goodman	Signature:
Date: November 4, 2008	Date:
Print Name: John M. Goodman	Co-Investor Print Name:
Title: Trustee	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Leon Kanner
Signature:	Signature: /s/ Leon Kanner
Date:	Date: October 29, 2008
Print Name:	Co-Investor Print Name: Rosemary Kanner
Title:	Co-Investor Signature: /s/ Rosemary Kanner
Date: October 29, 2008

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Richard Kindt
Signature:	Signature: /s/ Ricahrd Kindt
Date:	Date: October 29, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Douglas E. Pritchett
Signature:	Signature: /s/ Douglas E. Pritchett
Date:	Date: October 31, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Jerome A. Shinkay
Signature:	Signature: /s/ Jerome A. Shinkay
Date:	Date: October 31, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Michael J. Spezia
Signature:	Signature: /s/ Michael J. Spezia
Date:	Date: November 3, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: George D. Wilson
Signature:	Signature: /s/ George D. Wilson
Date:	Date: October 27, 2008
Print Name:	Co-Investor Print Name: Diane J. Wilson
Title:	Co-Investor Signature: /s/ Diane J. Wilson
Date: October 27, 2008

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Joseph L. Jerger
Signature:	Signature: /s/ Joseph L. Jerger
Date:	Date: November 6, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: David Pudelsky
Signature:	Signature: /s/ David Pudelsky
Date:	Date: November 6, 2008
Print Name:	Co-Investor Print Name: Nancy Pudelsky
Title:	Co-Investor Signature: /s/ Nancy Pudelsky
Date: November 6, 2008

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: James R. Buck
Signature:	Signature: /s/ James R. Buck
Date:	Date: November 6, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: John O. Dunkin
Signature:	Signature: /s/ John O. Dunkin
Date:	Date: November 4, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: NFS/FMTC SEP IRA FBO Jay Jennings	Print Name:
Signature: /s/ Jay Jennings	Signature:
Date: October 29, 2008	Date:
Print Name: Jay Jennings	Co-Investor Print Name:
Title: IRA Owner	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: Landmark Community Bank Collateral Account FBO Estate of Catherine Nasser	Print Name:
Signature: /s/ William K. Nasser, Jr.	Signature:
Date: November 4, 2008	Date:
Print Name: William K. Nasser, Jr.	Co-Investor Print Name:
Title: Attorney-in-fact	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: Nasser Family Trust	Print Name:
Signature: /s/ William K. Nasser	Signature:
Date: November 4, 2008	Date:
Print Name: William K. Nasser	Co-Investor Print Name:
Title: Trustee	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: James R. Kahn
Signature:	Signature: /s/ James R. Kahn
Date:	Date: November 12, 2008
Print Name:	Co-Investor Print Name: Debra A. Kahn
Title:	Co-Investor Signature: /s/ Debra A. Kahn
Date: November 12, 2008

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: A. Starke Taylor, Jr.
Signature:	Signature: /s/ A. Starke Taylor, Jr.
Date:	Date: October 7, 2008
Print Name:	Co-Investor Print Name: Carolyn Taylor
Title:	Co-Investor Signature: /s/ Carolyn Taylor
Date: October 7, 2008

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Mark Vollmer
Signature:	Signature: /s/ Mark Vollmer
Date:	Date: November 11, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Robert J. Guercio
Signature:	Signature: /s/ Robert J. Guercio
Date:	Date: November 6, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Ralph Hanby
Signature:	Signature: /s/ Ralph Hanby
Date:	Date: November 13, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Robert E. Jacobson
Signature:	Signature: /s/ Robert E. Jacobson
Date:	Date: November 10, 2008
Print Name:	Co-Investor Print Name: Saralee Jacobson
Title:	Co-Investor Signature: /s/ Saralee Jacobson
Date: November 10, 2008

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Michael Cushing
Signature:	Signature: /s/ Michael Cushing
Date:	Date: November 13, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Raymond Yarusi, Jr.
Signature:	Signature: /s/ Raymond Yarusi, Jr.
Date:	Date: November 12, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: James C. Orr
Signature:	Signature: /s/ James C. Orr
Date:	Date: November 9, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Vernon L. Simpson
Signature:	Signature: /s/ Vernon L. Simpson
Date:	Date: November 17, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: Michael Yokoyama & Jaye Ventui Family Trust	Print Name:
Signature: /s/ Michael Yokoyama & /s/ Jaye Venuti	Signature:
Date: November 12, 2008	Date:
Print Name: Michael Yokoyama & Jaye Ventui	Co-Investor Print Name:
Title: Co-Trustees	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Frederick Peet
Signature:	Signature: /s/ Frederick Peet
Date:	Date: November 7, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Ronald Rasmussen
Signature:	Signature: /s/ Ronald Rasmussen
Date:	Date: November 12, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Lewis R. Jacobson
Signature:	Signature: /s/ Lewis R. Jacobson
Date:	Date: November 17, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Mark B. Ginsburg
Signature:	Signature: /s/ Mark B. Ginsburg
Date:	Date: November 18, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Gregory Dovolis
Signature:	Signature: /s/ Greogory Dovolis
Date:	Date: November 3, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: William S. Silver
Signature:	Signature: /s/ William S. Silver
Date:	Date: November 5, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Praful Desai
Signature:	Signature: /s/ Praful Desai
Date:	Date: November 5, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity:	Print Name: Thomas Gemellaro
Signature:	Signature: /s/ Thomas Gemellaro
Date:	Date: November 13, 2008
Print Name:	Co-Investor Print Name:
Title:	Co-Investor Signature:
Date:

IF AN ENTITY:	IF AN INDIVIDUAL:

Print Name of Entity: Howard M. Tanning Rollover IRA	Print Name:
Signature: /s/ Howard M. Tanning	Signature:
Date: November 3, 2008	Date:
Print Name: Howard M. Tanning	Co-Investor Print Name:
Title: IRA Owner	Co-Investor Signature:
Date:

SCHEDULE I TO SECURITY AGREEMENT

Locations of Equipment, Inventory, Books and Records, Chief Executive Office

Locations of Equipment and Inventory:

48 Wall Street
New York, New York 10005

Location of Books and Records and Chief Executive Office:

48 Wall Street
New York, New York 10005

SCHEDULE II TO SECURITY AGREEMENT

Deposit Accounts

Name, Address and Telephone Number	Account Name	Description	Account Number

Chase 45 Wall Street New York, New York 10005	Manhattan Pharmaceuticals, Inc.	Checking	904 807 479
Signature Bank 261 Madison Avenue, New York, New York 10016	Manhattan Pharmaceuticals, Inc.	Deposit	1501126434